UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  240.14a-12

AURORA  GOLD  CORPORATION
-------------------------
(Name  of  Registrant  as  Specified  In  Its  Charter)

N/A
---
(Name  of  Person(s)  Filing  Proxy  Statement  if  other  than  the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

  1)  Title of each class of securities to which transaction applies:
  2)  Aggregate  number  of  securities to which transaction applies:
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange
      Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  4)  Proposed  maximum  aggregate  value  of  transaction:
  5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount  Previously  Paid:
  2)  Form,  Schedule  or  Registration  Statement  No.:
  3)  Filing  Party:
  4)  Date  Filed:

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                        3540 WEST 41ST AVENUE, SUITE 204
                          VANCOUVER, BC, CANADA V6N 3E6


                         NOTICE AND PROXY STATEMENT FOR
             Annual Meeting of Stockholders to be held June 10, 2005


To  the  Shareholders  of  Aurora  Gold  Corporation:

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Gold Corporation, a Delaware corporation (the "Company"), will be held at 3540 West 41st Avenue, Suite 204, Vancouver, B.C. Canada V6N 3E6 on Friday June 10, 2005 at 8:30 a.m. for the following purposes:

     1. To elect three directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

     3. To consolidate the issued and outstanding common shares of the Company on the basis of every thirty common shares of the Company being consolidated into one common share of the Company.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 6, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2004 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

     By Order of the Board of Directors


/s/ A. Cameron Richardson
-------------------------
A. Cameron Richardson
President and Director

May 6, 2005

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                        3540 WEST 41ST AVENUE, SUITE 204
                          VANCOUVER, BC, CANADA V6N 3E6

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 10, 2005

                     SOLICATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Gold Corporation, a Delaware corporation (the "Company"), to be voted at the 2005 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 10, 2005 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about May 18, 2005. A condensed version of the Company's Annual Report on Form 10-KSB (the "2004 Form 10-KSB"), serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2004, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Cameron Richardson, Aurora Gold Corporation, 3540 West 41st Avenue, Suite 204, Vancouver, BC Canada V6N 3E6. No such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     As of May 6, 2005 the Company had 19,534,431 shares of common stock issued and outstanding. The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since December 5, 1996.

     The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

-----------------------------------------------------------------------------
             First Quarter   Second Quarter   Third Quarter   Fourth Quarter
-----------------------------------------------------------------------------
2005 - High  $         0.23  $          0.12
-----------------------------------------------------------------------------
2005 - Low   $         0.09  $          0.09
-----------------------------------------------------------------------------
2004 - High  $         0.51  $          0.38  $         0.31  $          0.26
-----------------------------------------------------------------------------
2004 - Low   $         0.20  $          0.24  $         0.17  $          0.15
-----------------------------------------------------------------------------
2003 - High  $         0.12  $          0.12  $         0.08  $          0.40
-----------------------------------------------------------------------------
2003 - Low   $         0.03  $          0.04  $         0.01  $          0.01
-----------------------------------------------------------------------------

Incorporation  by  Reference

     A condensed version of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and 2003 has been included with the proxy statement. The Company currently has one full time and one part time employee. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 provide additional information concerning the Company's business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company. The Sections of the Annual Report entitled "Business" and "Description of
Property" on pages 2 to 6 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-16 also are incorporated by reference

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 6, 2005 (the "Record Date"). On the Record Date, there were 19,534,431 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May 6, 2005 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens Ellis Foster Ltd. will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

     Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.



The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Aurora Gold Corporation is scheduled to be held on June 10, 2005, at 8:30 a.m., at 3540 West 41st Avenue, Suite 204, Vancouver, BC Canada V6N 3E6. See "Solicitation and Revocability of Proxies."

Record  Date

     Only holders of record of shares of Common Stock at the close of business on May 6, 2005 are entitled to receive notice of and to vote at the Annual Meeting.

Vote  Required

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company, (ii) ratification of the appointment of Moore Stephens Ellis Foster Ltd. as the independent public accountants of the Company,
(iii) to approve the consolidation of the issued and outstanding common shares of the Company on the basis of every thirty common shares of the Company being consolidated into one common share of the Company and (iv) to transact such other business as may properly come before the meeting and any adjournments thereof.

Accountants

     Moore Stephens Ellis Foster Ltd., have been selected by the Company to act as the principal accountant for 2005. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since March 31, 2000. It is not expected that the representatives of Moore Stephens Ellis Foster Ltd. will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2"), FOR RATIFICATION OF THE SPECIAL RESOLUTION OF THE COMPANY CONSOLIDATING THE ISSUED AND OUTSTANDING COMMON SHARES OF THE COMPANY ON THE BASIS OF EVERY THIRTY COMMON SHARES OF THE COMPANY BEING CONSOLIDATED INTO ONE COMMON SHARE OF THE COMPANY
("PROPOSAL 3") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 4").

PROPOSAL  1.     ELECTION  OF  DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. Three of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

                 NAME                            AGE      POSITIONS       EXECUTIVE      SHARES OF COMMON    PERCENT
                                                        WITH COMPANY       OFFICER/     STOCK BENEFICIALLY  OF CLASS
                                                                        DIRECTOR SINCE      OWNED AS OF
                                                                                        MAY 6, 2004 (1) (2)
NOMINEES FOR DIRECTORS:
Antonio Cacace                                    56      Director          10/95              8,333               * %
David Jenkins                                     50      Director           3/04            7,161,610         36.66 %
Cameron Richardson                                52      Director           5/01                0                 * %

EXECUTIVE OFFICERS:
Cameron Richardson                                52     President &         5/01                0                 * %
                                                          Secretary          4/98
All Directors and executive officers as a group                                              7,169,943         36.70 %

*     Less  than  1%

     (1) The persons named below have sole voting and investment power with respect to the shares.

     (2) No securities were authorized for issuance under equity compensation plans.

BUSINESS  EXPERIENCE  OF  NOMINEES

Antonio  Cacace,  Director
Director since October 1995. Engineer, Founder and current Managing Director of Stelax Industries in the United Kingdom. Between 1984 and 1995 he was managing director/chief executive officer of several Companies involved in development and operation of steel/bar rolling mills.

David  E.  Jenkins,  Director
Company founder, President and Director from October 1995 to May 2001. Mr. Jenkins rejoined the Company's Board of Directors in March 2004. Mr. Jenkins is the founder and President of J Capital Partners LLC and President of Aldridge Minerals Inc.

Cameron  Richardson,  President  &  Secretary
President and Director since May 4, 2001, Secretary since April 1998. Director, Secretary and Chief Financial Officer of Aurora Metals (BVI) Limited since May 2000. Between 1981 and 1997 he held accounting positions with various Canadian resource companies.

EXECUTIVE  COMPENSATION

(A)   General

The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal year:

--------------------------------------------------------------------------------------------------------------
                            Annual Compensation                Long-Term Compensation
                            ---------------------------------  ------------------------------------------------
                                                               Awards                      Payments
                                                               --------------------------  --------------------
                                                                               Securities
                                                     Other                       Under-                  All
                                                     Annual      Restricted      Lying                  other
                                                     Compen-       Stock        Options/      LTIP     Compen-
    Name And          Year    Salary       Bonuses   Sation       Award(s)        SARs      Payouts    sation
Principal Position             ($)           ($)       ($)           ($)          (#)         ($)       ($)
      (a)             (b)      (c)           (d)       (e)           (f)          (g)         (h)       (i)
--------------------------------------------------------------------------------------------------------------
Cameron Richardson    2004     -0-           -0-       -0-          None          None        None      -0-
                     -----------------------------------------------------------------------------------------
 President and        2003     -0-           -0-       -0-          None          None        None      -0-
                     -----------------------------------------------------------------------------------------
 Director             2002    1,440          -0-       -0-          None          None        None      -0-
--------------------------------------------------------------------------------------------------------------

     None of the senior officers of the Company is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year. No stock options were awarded during the fiscal year ended December 31, 2004 and no securities were authorized for issuance under equity compensation plans.

     During the fiscal year ending December 31, 2004 the entire board of directors acted as the Company's compensation committee and audit committee.

(B)     Options/SAR  Grants  Table

     The Company has a formal Stock Option Plan, under which stock options may be granted aggregating up to 10% of the Company's issued and outstanding common shares at the time of grant of stock options under the Stock Option Plan

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

------------------------------------------------------------------------------
                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)
------------------------------------------------------------------------------
                                     Percent Of
                      Number of    Total Options/
                     Securities     SARs Granted
                     Underlying     To Employees      Exercise Or   Expiration
                     Option/SARs     In Fiscal        Base Price      Date
       Name          Granted (#)       Year             ($/Sh)       (M/D/Y)
       (a)               (b)            (c)              (d)           (e)
-------------------  ------------  ---------------  -------------  -----------
Cameron Richardson      None             0%              $0
------------------------------------------------------------------------------

(C)     Aggregated  Option/SAR  Exercises  and  Fiscal Year-End Option/SAR Value
Table

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

---------------------------------------------------------------------------------
AGGREGATED  OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
---------------------------------------------------------------------------------
                                                 Number of
                                                Securities         Value Of
                                                 Underlying       Unexercised
                                                Unexercised      In-The-Money
                       Shares                   Options/SARs     Options/SARs
                      Acquired      Value      At FY-End ($)   At FY-End ($0.240)
                     On Exercise   Realized    Exercisable/       Exercisable/
       Name             (#)          ($)       Unexercisable     Unexercisable
       (a)              (b)          (c)            (d)               (e)
-------------------  ------------  ---------  --------------  -------------------
Cameron Richardson      None         None          None               $0
---------------------------------------------------------------------------------

(D)     Long-Term  Incentive  Plans  ("LTIP")  Awards  Table

     The Company does not have a Long-term Incentive Plan pursuant to which cash or non-cash compensation is intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company's securities).

(E)     Compensation  and  indebtedness  of  Directors'

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2004 non-officers directors received a total of $0 in consulting fees.

     None of the directors' of the Company, nor proposed nominees for election as a director of the Company, and no associates or affiliates of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

     During the most recently completed financial year, no incentive stock options were granted to directors.

     No pension plan or retirement benefit plans have been instituted by the Company and none are proposed at this time.

(F) Employment Contracts and termination of employment and change-in-control arrangements.

     None of the Company's officers or directors was party to an employment agreement with the Company.

(G)      Report  on  repricing  of  options/SARs.

     At no time during the last completed fiscal year did the Company, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

(H)      Meetings  of  the  Board  of  Directors  and  Committees

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2004. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of three members.

The  duties  of  the  Committees  are  as  follows:

Executive  Committee  (Antonino  Cacace,  David  Jenkins  &  Cameron Richardson)
     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

Audit  Committee  (Antonino  Cacace,  David  Jenkins  &  Cameron  Richardson)
     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to the operation of the Company. The Board of Directors has not adopted a written charter for the audit committee. Antonino Cacace and David Jenkins are the independent members of the committee.

Compensation and Benefits Committee (Antonino Cacace, David Jenkins & Cameron Richardson)
     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. Antonino Cacace is the independent members of the committee.

Nominating and Corporate Governance Committee (Antonino Cacace, David Jenkins & Cameron Richardson)
     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. Antonino Cacace is the independent members of the committee.

     During the fiscal year ended December 31, 2004 and the period ended May 6, 2005 the entire board of directors acted as the Company's Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2004 and the quarter ended March 31, 2005, the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held four meetings by telephone conference call. During fiscal 2004 and the period ended May 6, 2005 the audit committee reviewed the fiscal 2004 interim unaudited financial statements, the December 31, 2004 yearend audited financial statements and the first quarter of 2005 interim unaudited financial statements.

Internal Controls and Procedures

     Within 90 days prior to the date of the Company's Annual report on Form 10-KSB, the Company completed an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial and non-financial information, required to be disclosed on Form 10-KSB and Form 10-QSB and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, the Company's management, including the President and Chief Financial Officer, have concluded that the Company's disclosure controls and procedures (as defined in Rules 240.13a-15 or 240.15d-15 of the Securities Exchange Act of 1934, as amended) are effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

Audit  Committee  Report

     The Audit Committee of the Board of Directors is composed of three directors. Antonino Cacace is the independent Director and financial expert serving on the audit committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from the Company and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of the Company's internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2004, and various factors affecting the overall quality of accounting principles as applied in the Company's financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004. The Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

This  report  is  submitted  by  the  Audit  Committee.  Its  members  are:
Antonino  Cacace
David  Jenkins
Cameron  Richardson

(I)      Certain  Relationships  and  Related  Transactions

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors. There have been no transactions during the last two years, or proposed transactions, to which the Company was or is a party, in which any of the directors, executive officers, management nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has had or is to have a direct or indirect material interest.

     Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

There have been no transactions or proposed transactions with promoters during the last two years to which the Company is or was a party.

     The Company has adopted a code of ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer. A copy of the Company's Corporate Governance Principles was filed as an exhibit to the December 31, 2003 Form 10-KSB.

(J) Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

(K)     Security  Ownership  of  Certain  Beneficial  Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 6, 2005 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's directors and officers; and (iii) all directors and officers of the Company as a group. As at May 6, 2005 there were 19,534,431 shares of Common Stock issued and outstanding.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management

---------------------------------------------------------------------------
         Name and Address of             Amount and Nature   Percentage of
           Beneficial Owner             of Beneficial Owner      Class
--------------------------------------  -------------------  --------------
Officers and Directors
--------------------------------------  -------------------  --------------
Antonino Cacace                                8,333               *
Crud-y-Gloyat
Carswell Bay
Swansea Wales, U.K.
--------------------------------------  -------------------  --------------
David Jenkins                                7,161,610          36.66 %
P.O. Box 2104, Stn Terminal
Vancouver, B.C., Canada V6B 3T2
--------------------------------------  -------------------  --------------
Cameron Richardson                               0                 *
2 - 238 West 4th Street,
North Vancouver, B.C., Canada V6E 4K2
--------------------------------------  -------------------  --------------
Officers and Directors (3 persons)           7,169,943          36.70 %
---------------------------------------------------------------------------

*   Less  than  1%.

     Changes  in  Control

     There were no arrangements during the last completed fiscal year or subsequent period to May 6, 2005 which would result in a change in control of the Company.

PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens Ellis Foster Ltd. as the Company's independent accountants for the fiscal year ending December 31, 2005. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since March 31, 2000.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of Moore Stephens Ellis Foster Ltd. is not expected to be present.

Audit  Fees:
     The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB and in connection with statutory and regulatory filings or engagements during the 2004 fiscal year were $6,500 (2003 - $8,331).

Audit-Related  Fees:
     The aggregate fees billed to the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under audit fees by Moore Stephens Ellis Foster Ltd. for fiscal 2004 were $ 0 (2003 - $0).

Tax  fees:
     The aggregate fees billed to the Company for tax compliance, tax advice and tax planning by Moore Stephens Ellis Foster Ltd. for fiscal 2004 were $ 0 (2003
-  $0).

All  other  fees:
     The aggregate fees billed to the Company for products and services by Moore Stephens Ellis Foster Ltd. for fiscal 2004 were $ 0 (2003 - $0).

     The Audit Committee feels that the services rendered by Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.


PROPOSAL  3.  CONSOLIDATION  OF  ISSUED  AND  OUTSTANDING  COMMON  SHARES

     In order to facilitate future financings, management of the Company proposes that the issued and outstanding Shares of the Company be consolidated on a thirty for one basis such that for each thirty Shares presently held, each Shareholder will receive one new Share upon completion of the Consolidation. As at the record date of May 6, 2005 there were 19,534,431 Shares issued and outstanding. Upon completion of the Consolidation, it is expected that approximately 651,147 Shares will be issued and outstanding. No fractional Shares will be issued and any fractional Shares that would otherwise result from the Consolidation will be cancelled.


STOCKHOLDER  PROPOSALS  AND  DIRECTOR  NOMINEES  FOR  2004  ANNUAL  MEETING

     Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company at its headquarters in Vancouver, British Columbia on or before December 1, 2005 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Gold Corporation, 3540 West 41st Avenue, Suite 204, Vancouver, BC Canada V6N 3E6. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.


ADDITIONAL  INFORMATION

     The  Company  is  subject to the information requirements of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the

Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol "ARXG".

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     A condensed version of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and 2003, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on May 6, 2005. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2004, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, 3540 West 41st Avenue, Suite 204, Vancouver, BC Canada V6N 3E6,
Attention:  Cameron  Richardson.


OTHER  BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors


/s/  A.  Cameron  Richardson
----------------------------

A.  Cameron  Richardson
President  &  Secretary



MAY  6,  2005

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                         3540 WEST 41ST AVENUE, SUITE 204
                          VANCOUVER, BC, CANADA V6N 3E6


                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 10, 2005

The undersigned hereby appoints A. Cameron Richardson and David Jenkins or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on May 6, 2005 at the Annual Meeting of Stockholders to be held on June 10, 2005 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 3 and 4.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     / / FOR all nominees listed (except            / / WITHHOLD AUTHORITY to
     as marked to the contrary below)               vote for all nominees listed
                                                    below

     Antonio Cacace,  David Jenkins,  A. Cameron Richardson

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

          / / FOR          / / AGAINST        / / ABSTAIN

3. TO CONSOLIDATE THE ISSUED AND OUTSTANDING COMMON SHARES OF THE COMPANY ON THE BASIS OF EVERY THIRTY COMMON SHARES OF THE COMPANY BEING CONSOLIDATED INTO ONE COMMON SHARE OF THE COMPANY.

          / / FOR          / / AGAINST        / / ABSTAIN

4. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

          / / FOR          / / AGAINST        / / ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated:  ____________________________________




__________________________________________________
Signature



__________________________________________________
Signature  if  held  jointly



__________________________________________________
Please  print  name(s)